Section 906 Certifications
---------------------------
I, Charles E. Porter, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Charles E. Porter        Date: October 28, 2003
----------------------      ------------------------
Charles E. Porter, Principal Financial Officer


Section 906 Certifications
---------------------------
I, Karnig H. Durgarian, the principal executive officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Karnig H. Durgarian      Date: October 28, 2003
----------------------      ------------------------
Karnig H. Durgarian, Principal Executive Officer


Section 906 Certifications
---------------------------
I, Steven D. Krichmar, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended August 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Steven D. Krichmar       Date: October 28, 2003
----------------------      ------------------------
Steven D. Krichmar, Principal Financial Officer


Attachment A
--------------
014 Putnam High Yield Trust
018 Putnam Global Natural Resources Fund
021 Putnam Health Sciences Trust
061 Putnam High Income Bond Fund
224 Putnam High Income Opportunities Trust
274 Putnam New Value Fund
2AZ Putnam International Capital Opportunities Fund
2MF Putnam Small Cap Value Fund
2UO Putnam International Blend